IEC electronics corp

Absolutely, Positively, Perfect and On-Time(sm)

FSX Conference

Philadelphia, Pa.

October 29 & 30, 2009

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2008 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

Wall Street Coverage

- **The EMS sector is impressively efficient**
  - 15+ analysts cover some of the larger companies in the industry
  - Nothing new to glean and everyone's return on investment is effectively the same
  - **No analyst currently covers IEC**
    - Asymmetry of information provides opportunity

IEC electronics corp
Absolutely, Positively, Perfect and On-Time



- Electronic Manufacturing Services (EMS) Industry
  - Electronics are produced by thousands of contract manufacturers worldwide
    - Laptops, cell phones, printers, CD players, MP3 players, satellite communications equipment
- The largest in the industry are global in scope and customer coverage

We Don't Make These



HTC P4350
HTC Trinity P3600
HTC Artemis P3300
HTC Excalibur S620
HTC Oxygen S310
HTC TyTN
HTC MTeoR
BlackBerry Pearl 8100
BlackBerry 7130g
BlackBerry 7130c
BlackBerry 7130v
BlackBerry 7100x
BlackBerry 7100t
BlackBerry 7100v
BlackBerry 8707v
BlackBerry 8700c
BlackBerry 7290
Sagem myMobileTV
Sagem myC5-3
Sagem my600v
Sagem my600x
Sagem my800x
Sagem my300x
Sagem my900c
Sagem V52
Sagem my700x
Sagem my400x
Sagem myW-7
Sagem my500X
Sagem myC5-2

Or These



IEC electronics corp
Absolutely, Positively, Perfect and On-Time

We Make These


POWER ON
POWER
LOCAL
REMOTE
MODULATOR
TX ON ALARM FAULT
DEMODULATOR
IF LOCK
DATA LOCK
ALARM
FAULT
GENERAL
ALARM FAULT
ESC
LEFT
RIGHT
CLEAR
ENTER
ALARM MUTE

Complicated electronic assemblies

For These Applications:



Locomotive & Signaling Products



Satellite Communication Commercial & Government



Secure Defense Communications



Advanced Defense & Aerospace Systems



Combat Defense Systems



Timing Solutions

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Our Customers

- Demand ultra high reliability applications for complex assemblies

- Primarily found in the following sectors:
  - Military and Aerospace
  - Industrial
  - Medical

Rochester N.Y. Based - National Reach

- ~400 Employees
- Customer mix 100% domestic
  - Our customers won't or can't go overseas for production due to:
    - Complexity of their assemblies
    - Security of their designs
    - Government restrictions



Market Sectors

FY 05


Industrial
28%
Computing
31%
Communications
40%
Military
1%

FY 08


Industrial
30%
Medical & Other
8%
Communications
11%
Aerospace
11%
Military
40%

FY 09 TTM


Industrial
24%
Medical 3%
Other
6%
Aerospace
13%
Military
46%
Communications
8%

- **Industrial sector impacted by the economy**
- **Military communications sector continues to grow**

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

The Economy and Our Customers

- Despite the press, we see continued recession in some sectors

- Impressive customers from a diverse group of industries
  - A number of customers are increasing their business with us
  - Military and Medical sectors remain strong

- Some customers are being negatively impacted
  - Cut their orders and not likely to improve through '10
  - IEC is not impervious to being "blindsided"
    - Paying attention to details

Where Is the Sales Growth Coming From?


Revenue (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009
(Projected)

Wind At Our Back

- Consistent prevailing winds
  - Outsourcing within select markets continues to grow
  - Customers with ever increasing complex electronics hesitant to continue investing in the necessary equipment to support advanced assemblies
  - Competitors that stumble
- Sometimes a puff; Other times a gale force
- Not immune to the occasional lull

Financial Overview

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Strong Year Over Year Growth


(In $ Thousands)
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
27,701
19,066
22,620
40,914
25%
51,092
65,642
2004
2005
2006
2007
2008
TTM as of 6/26/09

Expect our core business to grow +/- 17% per year

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Superior Operating Margins & ROIC



8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
Operating Margin TTM
Invested Capital Turnover TTM
WACC 7.7%(a)
LB (13.4%)
IEC (16.6%)
PLXS (15.1%)
BHE (8.5%)
SMTX (8.4%)
SGMA (3.6%)
KTCC (4.5%)
SPA (--5.2%)
NSYS (-7.9%)
Create shareholder value
Reduce shareholder value

TTM as of 9/25/09

(a) Aswath Damodaran, Stern School NYU, Cost of Capital by Sector – Electronics Industry

(b) ROIC = Operating Margin/(Shareholder's equity + funded debt – cash and cash equivalents)

Source: Yahoo Finance (Capital IQ), Company filings

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Creating Shareholder Value

- Good companies

	Symbol	Stock Price on 9/25.09	Market Capitalization on 9/25/09	TTM Operating Margin %	ROIC% as of 9/25/2009
Plexus	PLXS	$26.27	$1.037 B	3.5%	15.1%
Labarge	LB	$11.33	$180.1 M	6.6%	13.4%
IEC Electronics	IEC	$5.48	$46.9 M	6.8%	16.6%

We continue to quietly move forward

Some of the Highest Margins in the Industry



Percent
Quarterly Margin Trends
18
16
14
12
10
8
6
4
2
0
16.1%
7.7%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Gross Profit Margin
Operating Margin

Operating Margin vs. Industry

IEC Operating Margin (ttm):	**6.8%**
IEC Operating Margin (quarter ended 6/26/09):	**7.7%**
Average EMS Sector Operating Margin (ttm)*:	**2.55%**

*Includes: LaBarge, Sigmatron, Sparton, KeyTronic, Sanmina, SMTC Corp., Benchmark, Plexus, and Nortech. **Average omits lowest figure.**

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Managing Our Balance Sheet - Generating Cash



Revolver
Other Debt
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Pre - acquisition
3,747
573
3,174
14,405
7,795
6,610
11,820
6,828
4,992
10,180
6,032
4,148
9,927
5,606
4,321
9,062
4,149
4,913
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

5 year debt facility expect to be paid off early

Acquisition Strategy

- Targets
  - Companies serving the same customer base
    - Providing additional capability to build off of our existing platform
  - Add capabilities that increases our customer offerings
    - Illustration: Val-U-Tech, June, 08
      - Acquisition accretive from day one
  - Retained small investment bank to assist strategy
- $41 million NOL is a substantial asset

Looking Ahead


Market Focus
Unique Capability
Goal: 2012
$150 million company
Uncompromising Performance

Absolutely, Positively Perfect and On-Time(sm)

Creating a more valuable company for our Customers, Employees and Shareholders

Increasing Sales, Higher Margins, and Lower Debt

Contact Information

Barry Gilbert
IEC Electronics Corp.
105 Norton Street – Box 271
Newark, N.Y. 14513-0271
315-332-4528
E-mail wbg@iec-electronics.com

Thank you for listening